UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-06400

The Advisors’ Inner Circle Fund

(Exact name of registrant as specified in charter)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Address of principal executive offices) (Zip code)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Name and address of agent for service)

Registrant’s telephone number, including area code: (877) 446-3863

Date of fiscal year end: December 31, 2020

Date of reporting period: December 31, 2020

Item 1.	Reports to Stockholders.

A copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act or 1940, as amended (the “Act”) (17 CFR § 270.30e-1), is attached hereto.

The Advisors’ Inner Circle Fund

SAROFIM EQUITY FUND

Annual Report	December 31, 2020

THE ADVISORS’ INNER CIRCLE FUND	SAROFIM EQUITY FUND
DECEMBER 31, 2020

The Fund files its complete schedule of investments with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT (Form N-Q for filings prior to March 31, 2020). The Fund’s Forms N-Q and Form N-PORT reports are available on the SEC’s website at https://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0300.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to fund securities, as well as information relating to how the Fund voted proxies relating to fund securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-855-727-6346; and (ii) on the SEC’s website at https://www.sec.gov.

THE ADVISORS’ INNER CIRCLE FUND	SAROFIM EQUITY FUND DECEMBER 31, 2020 (Unaudited)

Dear Shareholders:

In a year whose number is synonymous with “perfect vision,” all of humanity discovered how imperfect our ability to see the future is. 2020 was simultaneously dramatic, stressful, calamitous, intense, and ultimately, even rewarding from an investment standpoint. Most of us are still coming to terms with the events we have experienced. The appearance of the novel coronavirus created economic and market upheaval beginning in February, triggering a steep decline in the financial markets. Resulting lockdowns and “social distancing” behavior forced an equally dramatic decline in economic activity and employment, ending the longest expansion on record. Then, as quickly as the downturn began, the aggressive actions of governments and central bankers engineered an amazing, powerful response in the markets, leading a shift from meltdown conditions to robust recovery as the S&P 500 Index repeatedly set new all-time highs later in the year. Shockingly, in spite of registering a decline of 34% from February 19 to March 23, the S&P 500 Index finished the year with a positive total return of 18.4%. The Sarofim Equity Fund also experienced an excellent outcome, participating in the strong advance after offering downside protection during the first quarter’s volatile downturn.

A normal recession impacts most companies in a fairly consistent fashion as overall demand weakens; however, our recent economic experience has been far less uniform. In fact, the bifurcated situation of various industries led to the creation of a new term to describe the economy’s recovery from the pandemic—the “K-shaped recovery.” Normally, economists or market participants discuss the shape of a recovery and whether it will appear like a “V” or a “U,” mainly considering the path and the speed of recovery. However, with the onset of the pandemic, some industries rebounded extremely quickly or even saw their demand rise exponentially as the world shifted to new routines and new necessities. For example, consider many of the technology companies, grocery stores, home-improvement retailers, and delivery companies. These businesses occupied the upper portion of the K. On the other hand, some industries—like airlines, hotels, restaurants, oil and gas, office buildings, and many retail stores—experienced a dramatic drop in demand and minimal rebound, occupying the bottom portion of the K. Many of these negatively-impacted businesses represent large sources of service-sector employment, so the economy has experienced significant job losses. Fortunately, the Sarofim Equity Fund began with more exposure to the top part of the K than the bottom, and the firm strove to identify changes throughout the year that would improve the fund’s positioning.

Although some industries continue to face difficult conditions, earnings for the companies in the S&P 500 have been surprisingly resilient. Using figures from David Bianco at DWS Investment Management, it appears that the pandemic will

THE ADVISORS’ INNER CIRCLE FUND	SAROFIM EQUITY FUND DECEMBER 31, 2020 (Unaudited)

have caused a 15.5% decline in S&P profits to approximately $138 per share. The second quarter of 2020 represented the worst period as profits fell more than 30% while many businesses were closed or halted some of their operations. Over the rest of the year, the profit picture improved as businesses re-opened and adapted to the new conditions. In addition, those companies on the “upper part of the K” experienced enhanced demand and strong growth. Now, it appears that an overall profit rebound in 2021 will return the S&P to record levels of profitability, with profits expected to increase 21% to an estimated $170 per share in 2021. The US economy and corporate sector are extremely dynamic, so it should not be too surprising to see this outcome. The Sarofim Equity Fund experienced a shallower decline in earnings in 2020; therefore, we expect a quicker rebound to record levels of profitability. In addition, many balance sheets are highly liquid as businesses capitalized on record low interest rates and high demand to issue a record amount of investment-grade corporate debt in 2020. Data from Bloomberg show $1.9 trillion of new bond offerings, which was $500 billion more than the previous record of $1.4 trillion in 2017.

Reinforcing the strength emanating from the corporate sector, both the consumer and government sectors should further support a robust economic recovery. Employment is rebounding, and household net worth sits at an all-time high near $128 trillion, buoyed by the stock market and home price appreciation. There should be significant pent-up demand in some sectors of the economy, especially for travel, entertainment, restaurants, and other businesses that have been mostly off-limits to consumers during the pandemic. The recently-elected Biden administration is currently proposing an additional $1.9 trillion in fiscal stimulus. With regard to monetary policy, the participants on the Federal Reserve’s Open Market Committee have communicated that they do not expect short-term interest rates to rise from effectively zero before 2023. Fed Chair Jerome Powell also recently reiterated the central bank’s commitment to its large asset purchases, or quantitative easing programs, that have helped to lower 10-year Treasury yields to current levels near 1.0%. As a result, the economy and the corporate sector appear to be poised for a substantial rebound in 2021 with both fiscal and monetary policy set in a firmly accommodative stance.

Of course, the speed of the recovery is still governed by the prevalence of the virus and the corresponding worldwide vaccination effort. The rapid development of multiple effective vaccines to combat the coronavirus offers great hope for a re-opening of the economy and a dramatic improvement in public health in 2021. Recently, several mutated forms of the virus have appeared; these variants may be more difficult for the vaccines to neutralize, so it will remain important for society to persist in fighting the spread of the virus with all available techniques for some time to come. It is far too early to declare victory on the health front, but we remain

THE ADVISORS’ INNER CIRCLE FUND	SAROFIM EQUITY FUND DECEMBER 31, 2020 (Unaudited)

confident that 2021 will witness significant progress after the health challenges of 2020.

While no one at FS & Co. forecast the occurrence of a global pandemic in 2020, our firm’s experience provided an excellent reminder of the importance of two key elements of our investment philosophy. First, we invest for the long term, as owners of businesses, and do not try to time the market. The speed of both the downturn and the recovery in the market surprised most participants, including us. Had we attempted to “trade” the market in the midst of these violent movements, it is quite likely that we could have outsmarted ourselves and missed out on significant portions of the powerful recovery. Of course, it is much easier to stay the course of investing for the long-term when one is also following the second element—focusing on high quality companies. To our firm, those businesses are financially-strong, competitively-advantaged, and operating in attractive industries. Knowing that our companies’ balance sheets and cash flows were secure and resilient, the firm could afford to remain patient and confident that our fund would weather a more challenging period. As a result, the nature of our fund reinforces our ability to focus on a longer time horizon. Therefore, while not explicitly designed for a pandemic scenario, our strategy’s long-term focus on dominant companies in structurally-attractive industries again delivered superior risk-adjusted results for 2020.

This document is confidential and intended solely for the recipient and may not be published, reproduced or distributed without the express written consent of Fayez Sarofim & Co. (“FS & Co.”). This presentation is neither an offer to sell nor a solicitation of any offer to buy any securities, investment product or investment advisory services.

Any projections, market outlooks or estimates expressed herein are forward looking statements and are based on certain assumptions. Such projections, outlooks and assumptions should not be construed to be indicative of the actual events that will occur and do not constitute investment advice. Opinions and information included herein are current opinions and information only as of the date hereof or as of the date indicated, and are subject to change without notice. Additionally, while information contained herein is believed to be accurate and/or derived from sources which the FS & Co. believes to be reliable, FS & Co. disclaims any and all liability as to the completeness or accuracy of the information contained herein.

Any indices highlighted herein are presented for comparative purposes only. The volatility of a referenced indices may be materially different from that of FS & Co. ‘s products, and FS & Co. ‘s holdings may differ significantly from the securities that comprise the highlighted indices. Products offered by FS & Co. will hold considerably fewer securities than the referenced indices.

THE ADVISORS’ INNER CIRCLE FUND	SAROFIM EQUITY FUND DECEMBER 31, 2020 (Unaudited)

Management’s Discussion of Fund Performance and Analysis:

Market Review

The twelve-month period ended December 31, 2020 was characterized by market volatility as the world confronted the coronavirus pandemic with a global shutdown to contain the spread. The S&P 500 peaked on February 19th at 3,386 and entered a bear market as shares dropped precipitously to bottom at 2,237 on March 23rd as the dominant market narrative shifted from steady economic growth to worldwide economic shutdown by first quarter’s end. The US government implemented travel restrictions, business closures, and stay-at-home mandates. Congress passed the bipartisan Coronavirus Aide, Relief, Economic Security (CARES) Act, a $2 trillion stimulus package which included direct payments of up to $1,200 to individuals and emergency lending facilities for small business, corporations, and states. The Federal Reserve cut the fed funds rate twice to 0-25 bps, increased bond purchases, and formed lending facilities to maintain liquidity in the markets. The index finished the first quarter down 19.6% as uncertainty around the economic impact of the coronavirus weighed on investors.

From April through the end of 2020, the S&P 500 recovered its losses as a combination of accommodative Federal Reserve policy, vaccine development news, and successful social distancing measures turned sentiment positive. As the year progressed, the US began to report improved virus statistics as a result of social distancing and shelter-in-place mandates. Throughout the country, states began the phased reopening of businesses and oil prices recovered as driving and flight activity picked up. The S&P concluded the year on a positive note, driven by the conclusion of a contentious presidential election in the US and multiple positive vaccine development headlines. The US election concluded with former Vice President Joseph Biden defeating incumbent Donald Trump after winning a number of battleground states. Markets remained volatile over the course of the month as Mr. Trump did not concede, but official recounts and certifications reaffirmed Mr. Biden’s victory. Markets reacted positively to Mr. Biden’s more moderate policy stances on international trade and foreign policy. Shifting focus to Covid-19 headlines, Pfizer-BioNTech announced a 90% efficacy rate for its successful vaccine trial. Further boosting positive sentiment, AstraZeneca and Moderna announced their own successful vaccine trial data shortly after. Positive sentiment took hold as investors began to think about a timeline for vaccine distribution and a path to normalization.

The S&P 500 Index’s strong performance in 2020 is largely attributed to the technology companies that benefited from citizens staying at home, including

THE ADVISORS’ INNER CIRCLE FUND	SAROFIM EQUITY FUND DECEMBER 31, 2020 (Unaudited)

social media, e-commerce, and software while energy, airlines, and retailers felt the negative impact of reduced travel. The best performing sectors of the index include information technology, consumer discretionary, and communication services. The laggards for the period include the financials and real estate sectors along with the energy sector, which bore the brunt of the travel restriction impacts.

Performance Summary

The Sarofim Equity Fund outperformed the S&P 500 benchmark in 2020, driven by the dual impact of strong stock selection and strategic sector allocation. Positive contribution was broad as nine of eleven sectors contributed positively, while two detracted for the year. Within the financials sector, the fund benefited from overweighting the capital markets subsector and underweighting the challenged banking subsector. The fund’s advantageous stock selection within the health care sector contributed positively to results for the period. The positive selection effect across the trio of information technology, consumer discretionary, and communication services sectors added value for the period. Holdings in these three sectors benefited from the shift in consumer spending towards productivity software and hardware, social media, and e-commerce as a result of the work-from-home and shelter-in-place mandates. The fund benefited from an underweight allocation of the utilities and real estate sectors, two large laggards for the period. Conversely, the fund’s overweight allocation and inopportune stock selection in the consumer staples sector detracted from results for the period. In the energy sector, an equal weight allocation detracted from results as the energy sector was challenged by a collapse in demand as a result of the global shutdown. The top contributors to relative returns include Apple, Microsoft, Amazon, Facebook, and ASML Holding. The top detractors from relative performance include Exxon Mobil, Raytheon Technologies, American Express, JPMorgan Chase, and Chevron.

Market Outlook

Rather than try to predict the sentiment shifts that will continue to characterize this unusual time in the financial markets, the Sarofim Equity Fund’s investment approach remains focused on the long-term. While the coronavirus remains a significant threat to economic activity and corporate profits in the shorter term, the fund emphasizes companies which possess resilient cash flows, solid balance sheets, and geographically diverse revenue streams. We believe that those characteristics offer protection against uncertainty associated with additional waves of infections, high unemployment, and rising geopolitical tensions. We expect continued volatility as certain industries face impacts from the virus or a slowdown in economic activity. At the same time, the fund’s simultaneous focus on quality businesses operating in

THE ADVISORS’ INNER CIRCLE FUND	SAROFIM EQUITY FUND DECEMBER 31, 2020 (Unaudited)

attractive, growing industries and led by management teams whom we consider to be excellent allocators of capital, position the fund to consistently deliver revenue and earnings growth over the long-term.

Definition of the Comparative Index

The Standard & Poor’s 500® Index (S&P 500) is an unmanaged index containing common stocks of 500 industrial, transportation, utility, and financial companies, regarded as generally representative of the U.S. stock market.

THE ADVISORS’ INNER CIRCLE FUND	SAROFIM EQUITY FUND DECEMBER 31, 2020 (Unaudited)

Comparison of Change in the Value of a $10,000 investment in the Sarofim Equity Fund versus the S&P 500 Index

	AVERAGE ANNUAL RETURN TOTAL FOR YEAR ENDED DECEMBER 31, 2020*
	One Year Return	Three Year Return	Five Year Return	Annualized Inception to Date**
Sarofim Equity Fund	24.32%	16.23%	16.27%	12.46%
S&P 500 Index	18.40%	14.18%	15.22%	13.07%

*	If the Adviser had not limited certain expenses, the Fund’s total return would have been lower.
**	The Fund commenced operations on January 17, 2014.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost.

Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund.

The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike a Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See definition of the comparative index on page 6.

THE ADVISORS’ INNER CIRCLE FUND	SAROFIM EQUITY FUND DECEMBER 31, 2020

SECTOR WEIGHTINGS (Unaudited)†:

† Percentages based on total investments.

SCHEDULE OF INVESTMENTS
COMMON STOCK — 99.6%

	Shares	Value
Canada — 1.5%
Canadian Pacific Railway	4,860	$1,684,914

Denmark — 1.8%
Novo Nordisk ADR	28,145	1,965,928

France — 2.6%
LVMH Moet Hennessy Louis Vuitton ADR	22,470	2,802,683

Netherlands — 2.0%
ASML Holding, Cl G	4,600	2,243,512

Switzerland — 3.2%
Nestle ADR	16,928	1,994,118
Roche Holding ADR	36,290	1,590,954

		3,585,072

United States — 88.5%

Communication Services — 11.7%
Alphabet, Cl C *	2,895	5,071,693
Comcast, Cl A	45,191	2,368,008
Facebook, Cl A *	20,165	5,508,271

		12,947,972

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	SAROFIM EQUITY FUND DECEMBER 31, 2020

COMMON STOCK — continued

	Shares	Value
United States — (continued)
Consumer Discretionary — 7.9%
Amazon.com *	1,810	$5,895,043
McDonald’s	5,823	1,249,500
NIKE, Cl B	11,925	1,687,030

		8,831,573

Consumer Staples — 9.7%
Altria Group	22,012	902,492
Coca-Cola	42,052	2,306,132
Estee Lauder, Cl A	13,607	3,622,047
PepsiCo	13,345	1,979,063
Philip Morris International	24,474	2,026,203

		10,835,937

Energy — 1.8%
Chevron	16,702	1,410,484
Enterprise Products Partners (A)	29,580	579,472

		1,989,956

Financials — 12.1%
Berkshire Hathaway, Cl B *	1,794	415,975
BlackRock, Cl A	4,170	3,008,822
Chubb	6,531	1,005,251
Intercontinental Exchange	19,400	2,236,626
JPMorgan Chase	18,169	2,308,735
Progressive Corp	21,500	2,125,920
S&P Global	7,023	2,308,671

		13,410,000

Health Care — 9.1%
Abbott Laboratories	24,730	2,707,688
AbbVie	9,213	987,173
Intuitive Surgical *	2,630	2,151,603
Masimo *	4,800	1,288,224
UnitedHealth Group	8,520	2,987,793

		10,122,481

Industrials — 4.5%
IHS Markit	5,000	449,150
Otis Worldwide	6,775	457,651
Raytheon Technologies	10,051	718,747
Union Pacific	9,638	2,006,824

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	SAROFIM EQUITY FUND DECEMBER 31, 2020

COMMON STOCK — continued

	Shares	Value
United States — (continued)
Industrials — (continued)
Verisk Analytics, Cl A	6,550	$1,359,715

		4,992,087

Information Technology †† — 28.0%
Adobe *	2,925	1,462,851
Apple	62,116	8,242,172
Automatic Data Processing	3,665	645,773
Broadridge Financial Solutions	5,000	766,000
Intuit	3,850	1,462,423
Mastercard, Cl A	5,635	2,011,357
Microsoft	37,200	8,274,024
Texas Instruments	25,411	4,170,707
Visa, Cl A	18,610	4,070,565

		31,105,872

Materials — 3.7%
Air Products and Chemicals	10,164	2,777,008
Sherwin-Williams	1,855	1,363,258

		4,140,266

		98,376,144

TOTAL COMMON STOCK (Cost $39,098,815)		110,658,253

SHORT-TERM INVESTMENTS(B) — 0.3%

JPMorgan 100% U.S. Treasury Securities Money Market Fund, Cl Premier, 0.010%	55,010	55,010
SEI Daily Income Trust,Government Fund, Cl F, 0.010%	272,553	272,553

TOTAL SHORT-TERM INVESTMENTS (Cost $327,563)		327,563

TOTAL INVESTMENTS— 99.9% (Cost $39,426,378)		$110,985,816

Percentages are based on Net Assets of $111,089,307.

*	Non-income producing security.
††	More narrow industries are used for compliance purposes, whereas broad sectors are utilized for reporting purposes.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	SAROFIM EQUITY FUND DECEMBER 31, 2020

(A)	Security considered a Master Limited Partnership. At December 31, 2020, such securities amounted to $579,472, or 0.5% of Net Assets.
(B)	Rate shown is the 7-day effective yield as of December 31, 2020.

ADR — American Depositary Receipt

Cl — Class

At December 31, 2020, all of the Fund’s investments were Level 1 in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. generally accepted accounting principles.

For the year ended December 31, 2020, there were no transfers in or out of Level 3.

For more information on valuation inputs, see Note 2 in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	SAROFIM EQUITY FUND DECEMBER 31, 2020

STATEMENT OF ASSETS AND LIABILITIES
Assets:

Investments at Value (Cost $39,426,378)	$110,985,816

Dividends Receivable	88,699

Tax Reclaim Receivable	86,209

Prepaid Expenses	20,707

Total Assets	111,181,431

Liabilities:

Payable due to Adviser	42,518

Payable due to Administrator	8,810

Chief Compliance Officer Fees Payable	1,665

Payable due to Trustees	495

Audit Fees Payable	12,650

Printing Fees Payable	10,499

Transfer Agent Fees Payable	4,650

Miscellaneous Expense Payable	4,900

Other Accrued Expenses	5,937

Total Liabilities	92,124

Net Assets	$111,089,307

Net Assets Consist of:

Paid-in Capital	$35,634,411

Total Distributable Earnings	75,454,896

Net Assets	$111,089,307

Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	7,217,798

Net Asset Value, Offering and Redemption Price Per Share*	$15.39

*	Redemption price per share may vary depending on the length of time Shares are held.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	SAROFIM EQUITY FUND
FOR THE YEAR ENDED
DECEMBER 31, 2020

STATEMENT OF OPERATIONS

Investment Income:
Dividends	$1,617,996
Less: Foreign Taxes Withheld	(28,178)

Total Investment Income	1,589,818

Expenses:
Investment Advisory Fees	501,697
Administration Fees	100,590
Trustees’ Fees	21,792
Chief Compliance Officer Fees	6,814
Transfer Agent Fees	33,625
Legal Fees	31,000
Audit Fees	27,235
Registration and Filing Fees	25,171
Printing Fees	15,001
Custodian Fees	5,703
Other Expenses	16,693

Total Expenses	785,321

Less:
Waiver of Investment Advisory Fees	(82,939)

Net Expenses	702,382

Net Investment Income	887,436

Net Realized Gain on Investments	9,714,822

Net Change in Unrealized Appreciation on Investments	11,996,624

Net Realized and Unrealized Gain on Investments	21,711,446

Net Increase in Net Assets Resulting from Operations	$22,598,882

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	SAROFIM EQUITY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2020	Year Ended December 31, 2019
Operations:
Net Investment Income	$887,436	$1,111,228
Net Realized Gain on Investments	9,714,822	3,897,789
Net Change in Unrealized Appreciation on Investments	11,996,624	22,794,041

Net Increase in Net Assets Resulting from Operations	22,598,882	27,803,058

Distributions:	(8,022,250)	(4,915,007)

Capital Share Transactions:
Issued	363,692	26,597
Reinvestment of Dividends and Distributions	3,346,397	2,082,095
Redeemed	(6,711,183)	(6,044,029)

Net Decrease in Net Assets from Capital Share Transactions	(3,001,094)	(3,935,337)

Total Increase in Net Assets	11,575,538	18,952,714

Net Assets:
Beginning of Year	99,513,769	80,561,055

End of Year	$111,089,307	$99,513,769

Share Transactions:
Issued	28,841	2,204
Reinvestment of Dividends and Distributions	224,573	159,396
Redeemed	(500,859)	(486,910)

Net Decrease in Shares Outstanding from Share Transactions	(247,445)	(325,310)

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	SAROFIM EQUITY FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios

For a Share Outstanding Throughout The Year

	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016
Net Asset Value, Beginning of Year	$ 13.33	$ 10.34	$ 11.92	$ 10.00	$ 9.46

Income (Loss) from Investment Operations:
Net Investment Income(1)	0.12	0.15	0.17	0.16	0.17
Net Realized and Unrealized Gain (Loss)	3.07	3.50	(0.99)	2.41	0.54

Total from Investment Operations	3.19	3.65	(0.82)	2.57	0.71

Redemption Fees	—	—	—	—	—

Dividends and Distributions:
Net Investment Income	(0.13)	(0.14)	(0.17)	(0.15)	(0.17)
Net Realized Gains	(1.00)	(0.52)	(0.59)	(0.50)	—

Total Dividends and Distributions	(1.13)	(0.66)	(0.76)	(0.65)	(0.17)

Net Asset Value, End of Year	$ 15.39	$ 13.33	$ 10.34	$ 11.92	$ 10.00

Total Return †	24.32%	35.56%	(6.83)%	25.82%	7.56%

Ratios and Supplemental Data
Net Assets, End of Year (Thousands)	$ 111,089	$ 99,514	$ 80,561	$ 93,509	$ 95,393
Ratio of Expenses to Average Net Assets	0.70%	0.70%	0.70%	0.70%	0.70%
Ratio of Expenses to Average Net Assets (Excluding Waivers)	0.78%	0.77%	0.78%	0.79%	0.78%
Ratio of Net Investment Income to Average Net Assets	0.88%	1.19%	1.36%	1.37%	1.72%
Portfolio Turnover Rate	8%	6%	9%	3%	5%

†

Return shown does not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return would have been lower had the Adviser not waived its fee and/or reimbursed other expenses.

(1)	Per share calculations were performed using average shares for the period.
Amounts designated as “—” are either not applicable, $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	SAROFIM EQUITY FUND DECEMBER 31, 2020

NOTES TO FINANCIAL STATEMENTS

1.	Organization:

The Advisors’ Inner Circle Fund (the “Trust”) is organized as a Massachusetts business trust under an Amended and Restated Agreement and Declaration of Trust dated February 18, 1997. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company with 43 funds. The financial statements herein are those of the Sarofim Equity Fund (the “Fund”). The Fund is diversified and its investment objective is to seek long-term capital appreciation consistent with the preservation of capital; current income is a secondary goal. The financial statements of the remaining funds of the Trust are presented separately. The assets of the Fund are segregated, and a shareholder’s interest is limited to the fund in which shares are held.

2.	Significant Accounting Policies:

The following are significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund. The Fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board (“FASB”).

Use of Estimates — The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and such differences could be material.

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on an exchange or market (foreign or domestic) on which they are traded on the valuation date (or approximately 4:00 pm ET if a security’s primary exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates.

Securities for which market prices are not “readily available” are valued in accordance with Fair Value Procedures established by the Fund’s Board of

THE ADVISORS’ INNER CIRCLE FUND	SAROFIM EQUITY FUND DECEMBER 31, 2020

Trustees (the “Board”). The Fund’s Fair Value Procedures are implemented through a Fair Value Committee (the “Committee”) designated by the Board. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security’s primary pricing source is not able or willing to provide a price; or trading of the security is subject to local government-imposed restrictions. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee. As of December 31, 2020, there were no securities valued in accordance with the Fair Value Procedures.

In accordance with the authoritative guidance on fair value measurement under U.S. GAAP, the Fund discloses fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

•	Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

•

Level 2 — Other significant observable inputs (includes quoted prices for similar securities, interest rates, prepayment speeds, credit risk, referenced indices, quoted prices in inactive markets, adjusted quoted prices in active markets, adjusted quoted prices on foreign equity securities that were adjusted in accordance with pricing procedures approved by the Board, etc.); and

•	Level 3 — Prices, inputs or proprietary modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3

THE ADVISORS’ INNER CIRCLE FUND	SAROFIM EQUITY FUND DECEMBER 31, 2020

whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

For the year ended December 31, 2020, there have been no significant changes to the Fund’s fair valuation methodology.

Federal Income Taxes — It is the Fund’s intention to continue to qualify as a regulated investment company for Federal income tax purposes by complying with the appropriate provisions of Subchapter M of the Internal Revenue Code of 1986, as amended. Accordingly, no provision for Federal income taxes have been made in the financial statements.

The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is “more-likely-than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Fund did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., all open tax year ends, since inception), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

As of and during the year ended December 31, 2020, the Fund did not have a liability for any uncertain tax benefits. The Fund recognizes interest and penalties, if any, related to uncertain tax benefits as income tax expense in the Statement of Operations.

Security Transactions and Investment Income — Security transactions are accounted for on trade date basis for financial reporting purposes. Costs used in determining realized gains and losses on the sale of investment securities are based on the specific identification method. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis from settlement date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date.

Master Limited Partnerships (“MLPs”) — Entities commonly referred to as “MLPs” are generally organized under state law as limited partnerships or limited liability companies. The Fund intends to primarily invest in MLPs receiving partnership taxation treatment under the Internal Revenue Code of 1986 (the “Code”), and whose interests or “units” are traded on securities

THE ADVISORS’ INNER CIRCLE FUND	SAROFIM EQUITY FUND DECEMBER 31, 2020

exchanges like shares of corporate stock. To be treated as a partnership for U.S. federal income tax purposes, an MLP whose units are traded on a securities exchange must receive at least 90% of its income from qualifying sources such as interest, dividends, real estate rents, gain from the sale or disposition of real property, income and gain from mineral or natural resources activities, income and gain from the transportation or storage of certain fuels, and, in certain circumstances, income and gain from commodities or futures, forwards and options with respect to commodities. Mineral or natural resources activities include exploration, development, production, processing, mining, refining, marketing and transportation (including pipelines) of oil and gas, minerals, geothermal energy, fertilizer, timber or industrial source carbon dioxide. An MLP consists of a general partner and limited partners (or in the case of MLPs organized as limited liability companies, a managing member and members). The general partner or managing member typically controls the operations and management of the MLP and has an ownership stake in the partnership. The limited partners or members, through their ownership of limited partner or member interests, provide capital to the entity, are intended to have no role in the operation and management of the entity and receive cash distributions. The MLPs themselves generally do not pay U.S. federal income taxes. Thus, unlike investors in corporate securities, direct MLP investors are generally not subject to double taxation (i.e., corporate level tax and tax on corporate dividends). Currently, most MLPs operate in the energy and/or natural resources sector.

Expenses — Expenses that are directly related to the Fund are charged to the Fund. Other operating expenses of the Trust are prorated to the funds based on the number of funds and/or relative daily net assets.

Dividends and Distributions to Shareholders — The Fund distributes substantially all of its net investment income quarterly. Distributions from net realized capital gains, if any, are declared and paid annually. All distributions are recorded on ex-dividend date.

Redemption Fees — The Fund retains redemption fees of 2.00% on redemptions of capital shares held for less than 90 days. For the year ended December 31, 2019 and 2020, there were no redemption fees retained by the Fund. Such fees are retained by the Fund for the benefit of the remaining shareholders and are recorded as additions to fund capital.

3.	Transactions with Affiliates:

Certain officers of the Trust are also officers of SEI Investments Global Funds Services (the “Administrator”), a wholly owned subsidiary of SEI Investments Company, and/or SEI Investments Distribution Co. (the “Distributor”). Such

THE ADVISORS’ INNER CIRCLE FUND	SAROFIM EQUITY FUND DECEMBER 31, 2020

officers are paid no fees by the Trust, other than the Chief Compliance Officer (“CCO”) as described below, for serving as officers of the Trust.

A portion of the services provided by the CCO and his staff, whom are employees of the Administrator, are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s advisors and service providers, as required by SEC regulations. The CCO’s services and fees have been approved by and are reviewed by the Board.

4.	Administration, Distribution, Shareholder Servicing, Custodian and Transfer Agent Agreements:

The Fund and the Administrator are parties to an Administration Agreement under which the Administrator provides administrative services to the Fund. For these services, the Administrator is paid an asset based fee which will vary depending on the number of share classes and the average daily net assets of the Fund. For the year ended December 31, 2020, the Fund was charged $100,590 for these services.

The Trust and the Distributor are parties to a Distribution Agreement. The Distributor receives no fees under the Agreement.

MUFG Union Bank, N.A. serves as custodian (the “Custodian”) for the Fund. The Custodian plays no role in determining the investment policies of the Fund or which securities are to be purchased or sold by the Fund.

Apex Fund Services serves as the transfer agent and dividend disbursing agent for the Fund under a transfer agency agreement with the Trust.

5.	Investment Advisory Agreement:

Under the terms of an investment advisory agreement, Fayez Sarofim & Co. (the “Adviser”) provides investment advisory services to the Fund at a fee, which is calculated daily and paid monthly at an annual rate of 0.50% of the Fund’s average daily net assets. The Adviser has contractually agreed to reduce fees and reimburse expenses to the extent necessary to keep the total annual operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) from exceeding 0.70% of the Fund’s average daily net assets until April 30, 2021. This Agreement may be terminated: (i) by the Board, for any reason at any time; or (ii) by the Adviser, upon ninety (90) days’ prior written notice to the Trust, effective as of the close of business on April 30, 2021. In addition, if at any point it becomes unnecessary for the Adviser to reduce fees or make expense reimbursements, the board may permit the Adviser to retain the difference between total annual operating expenses and 0.70% to

THE ADVISORS’ INNER CIRCLE FUND	SAROFIM EQUITY FUND DECEMBER 31, 2020

recapture all or a portion of its prior reductions or reimbursements made during the preceding three-year period.

At December 31, 2020, the amount the Adviser may seek as reimbursement of previously waived fees and reimbursed expenses is as follows:

Period Ending	Subject to Repayment until December 31,	Amount
01/01/2018-12/31/2018	2021	$78,565
01/01/2019-12/31/2019	2022	62,646
01/01/2020-12/31/2020	2023	82,939

		$224,150

6.	Investment Transactions:

For the year ended December 31, 2020, the Fund made purchases of $8,049,674 and sales of $18,150,702 in investment securities other than long-term U.S. Government and short-term securities. For the year ended December 31, 2020, there were no purchases or sales of long-term U.S. Government securities.

7.	Federal Tax Information:

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with Federal income tax regulations, which may differ from U.S. GAAP. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These book/tax differences may be temporary or permanent.

The permanent difference that is credited or charged to Paid-in Capital and Distributable Earnings as of December 31, 2020 is primarily related to partnership adjustment:

Distributable Earnings	Paid in Capital
$149	$(149)

THE ADVISORS’ INNER CIRCLE FUND	SAROFIM EQUITY FUND DECEMBER 31, 2020

The tax character of dividends and distributions paid during the years ended December 31, 2020 and 2019 were as follows:

	Ordinary Income	Long-Term Capital Gain	Total

2020	$936,370	$7,085,880	$8,022,250
2019	1,069,714	3,845,293	4,915,007

As of December 31, 2020, the components of distributable earnings on a tax basis were as follows:

Undistributed Long-Term Capital Gains	$3,790,197
Unrealized Appreciation	71,664,721
Other Temporary Differences	(22)

Total Distributable Earnings	$75,454,896

Post October losses represent losses realized on investment transactions from November 1, 2020 through December 31, 2020 that, in accordance with Federal income tax regulations, the Fund may defer and treat as having arisen in the following fiscal year. As of December 31, 2020, the Fund did not defer post October losses.

For Federal income tax purposes the difference between Federal tax cost and book cost primarily relates to partnership adjustments. The Federal tax cost and aggregate gross unrealized appreciation and depreciation for the investments (including foreign currency and derivatives, if applicable) held by the Fund at December 31, 2020, were as follows:

Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation
$ 39,321,095	$71,667,534	$(2,813)	$71,664,721

The preceding differences between book and tax cost are primarily due to investments in partnerships and wash sales.

8.	Concentration of Risks:

Equity Risk — Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund’s equity securities may fluctuate drastically from day to day. Individual companies may

THE ADVISORS’ INNER CIRCLE FUND	SAROFIM EQUITY FUND DECEMBER 31, 2020

report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. In addition, the impact of any epidemic, pandemic or natural disaster, or widespread fear that such events may occur, could negatively affect the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the prices and liquidity of the securities and other instruments in which the Fund invests, which in turn could negatively impact the Fund’s performance and cause losses on your investment in the Fund. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

Foreign Security Risk — Investments in securities of foreign companies (including direct investments as well as investments through ADRs) can be more volatile than investments in U.S. companies. Diplomatic, political, or economic developments, including nationalization or appropriation, could affect investments in foreign companies. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets. In addition, the value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Financial statements of foreign issuers are governed by different accounting, auditing, and financial reporting standards than the financial statements of U.S. issuers and may be less transparent and uniform than in the United States. Thus, there may be less information publicly available about foreign issuers than about most U.S. issuers. Transaction costs are generally higher than those in the United States and expenses for custodial arrangements of foreign securities may be somewhat greater than typical expenses for custodial arrangements of similar U.S. securities. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes is recoverable, the non-recovered portion will reduce the income received from the securities comprising the portfolio.

Foreign Currency Risk — As a result of the Fund’s investments in securities denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar, in which case, the dollar value of an investment in the Fund would be adversely affected.

Market Sector Risk — The Fund may significantly overweight or underweight certain companies, industries or market sectors, which may cause the Fund’s performance to be more or less sensitive to developments affecting those companies, industries or sectors.

THE ADVISORS’ INNER CIRCLE FUND	SAROFIM EQUITY FUND DECEMBER 31, 2020

Investment Style Risk — The Fund pursues a “growth style” of investing, meaning that the Fund invests in equity securities of companies that the Adviser believes have above-average rates of earnings growth and which therefore may experience above-average increases in stock price. Over time, a growth investing style may go in and out of favor, causing the Fund to sometimes underperform other equity funds that use differing investing styles. Additionally, by focusing on large capitalization, high quality stocks, the Fund may underperform funds that invest in the stocks of lower quality, smaller capitalization companies during periods when the stocks of such companies are in favor.

9.	Other:

At December 31, 2020, 41% of total shares outstanding were held by one affiliated shareholder.

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be established; however, based on experience, the risk of loss from such claim is considered remote.

10.	New Accounting Pronouncement:

In August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820). The new guidance includes additions and modifications to disclosures requirements for fair value measurements. For public entities, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. The Fund early adopted this guidance as of November 1, 2019. The adoption of this guidance did not have a material impact on the financial statements.

11.	Subsequent Events:

The Fund has evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through the date the financial statements were available to be issued. Based on this evaluation, no additional adjustments were required to the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	SAROFIM EQUITY FUND DECEMBER 31, 2020

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of The Advisors’ Inner Circle Fund and Shareholders of Sarofim Equity Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Sarofim Equity Fund (one of the funds constituting The Advisors’ Inner Circle Fund, referred to hereafter as the “Fund”) as of December 31, 2020, the related statement of operations for the year ended December 31, 2020, the statements of changes in net assets for each of the two years in the period ended December 31, 2020, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2020 and the financial highlights for each of the five years in the period ended December 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included

THE ADVISORS’ INNER CIRCLE FUND	SAROFIM EQUITY FUND DECEMBER 31, 2020

confirmation of securities owned as of December 31, 2020 by correspondence with the custodian, transfer agents and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 25, 2021

We have served as the auditor of one or more investment companies in Fayez Sarofim & Company since 2014.

This Page Intentionally Left Blank.

THE ADVISORS’ INNER CIRCLE FUND	SAROFIM EQUITY FUND DECEMBER 31, 2020 (Unaudited)

DISCLOSURE OF FUND EXPENSES

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for fund management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from the mutual fund’s gross income and directly reduce your final investment return. These expenses are expressed as a percentage of the mutual fund’s average net assets; this percentage is known as the mutual fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire period (July 1, 2020 to December 31, 2020).

The table on the next page illustrates your Fund’s costs in two ways:

•

Actual Fund Return. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your ending starting account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

•

Hypothetical 5% Return. This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

THE ADVISORS’ INNER CIRCLE FUND	SAROFIM EQUITY FUND DECEMBER 31, 2020 (Unaudited)

DISCLOSURE OF FUND EXPENSES

Note: Because the return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown may not apply to your specific investment.

	Beginning Account Value 07/01/20	Ending Account Value 12/31/20	Annualized Expense Ratios	Expenses Paid During Period*

Actual Fund Return	$1,000.00	$1,223.00	0.70%	$3.91

Hypothetical 5% Return	1,000.00	1,021.62	0.70	3.56

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period shown).

THE ADVISORS’ INNER CIRCLE FUND	SAROFIM EQUITY FUND DECEMBER 31, 2020

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND (Unaudited)

Set forth below are the names, years of birth, positions with the Trust, length of term of office, and the principal occupations for the last five years of each of the persons currently serving as Trustees and Officers of the Trust. Unless otherwise noted, the business address of each Trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456. Trustees who are deemed not to be “interested persons” of the Trust are referred to as “Independent Trustees.” Messrs. Nesher and Klauder

Name and Year of Birth	Position with Trust and Length of Time Served[1]	Principal Occupations in the Past Five Years

INTERESTED TRUSTEES [3,4]

Robert Nesher (Born: 1946)	Chairman of the Board of Trustees (since 1991)	SEI employee 1974 to present; currently performs various services on behalf of SEI Investments for which Mr. Nesher is compensated. President, Chief Executive Officer and Trustee of SEI Daily Income Trust, SEI Tax Exempt Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Asset Allocation Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. President and Director of SEI Structured Credit Fund, LP. Vice Chairman of O’Connor EQUUS (closed-end investment company) to 2016. President, Chief Executive Officer and Trustee of SEI Liquid Asset Trust to 2016. Vice Chairman of Winton Series Trust to 2017. Vice Chairman of Winton Diversified Opportunities Fund (closed-end investment company), The Advisors’ Inner Circle Fund III, Gallery Trust, Schroder Series Trust and Schroder Global Series Trust to 2018.

N. Jeffrey Klauder (Born: 1952)	Trustee (since 2018)	Senior Advisor of SEI Investments since 2018. Executive Vice President and General Counsel of SEI Investments, 2004 to 2018.
INDEPENDENT TRUSTEES [4]

Joseph T. Grause, Jr. (Born: 1952)	Trustee (since 2011) Lead Independent Trustee (since 2018)

Self-Employed Consultant since 2012. Director of Endowments and Foundations, Morningstar Investment Management, Morningstar, Inc., 2010 to 2011. Director of International Consulting and Chief Executive Officer of Morningstar Associates Europe Limited, Morningstar, Inc., 2007 to 2010. Country Manager—Morningstar UK Limited,Morningstar, Inc., 2005 to 2007.

1

Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.

2

Directorships of Companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies under the 1940 Act.

3	Denotes Trustees who may be deemed to be “interested” persons of the Fund as that term is defined in the 1940 Act by virtue of their affiliation with the Distributor and/or its affiliates.
4	Trustees oversee 43 funds in The Advisors’ Inner Circle Fund.

THE ADVISORS’ INNER CIRCLE FUND	SAROFIM EQUITY FUND DECEMBER 31, 2020

are Trustees who may be deemed to be “interested” persons of the Trust as that term is defined in the 1940 Act by virtue of their affiliation with the Trust’s Distributor. The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-855-727-6346. The following chart lists Trustees and Officers as of December 31, 2020.

Other Directorships

Held in the Past Five Years2

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds, Frost Family of Funds, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Director of SEI Structured Credit Fund, LP, SEI Global Master Fund plc, SEI Global Assets Fund plc, SEI Global Investments Fund plc, SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe) Ltd., SEI Investments—Unit Trust Management (UK) Limited, SEI Multi-Strategy Funds PLC and SEI Global Nominee Ltd.

Former Directorships: Trustee of SEI Liquid Asset Trust to 2016.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds and The KP Funds. Director of SEI Private Trust Company, SEI Global Fund Services Ltd., SEI Investments Global Limited, SEI Global Master Fund, SEI Global Investments Fund and SEI Global Assets Fund.

Former Directorships: Trustee of SEI Investments Management Corporation, SEI Trust Company, SEI Investments (South Africa), limited and SEI Investments (Canada) Company to 2018.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds and Frost Family of Funds. Director of RQSI GAA Systematic Global Macro Fund, Ltd.

Former Directorships: Director of The Korea Fund, Inc. to 2019.

THE ADVISORS’ INNER CIRCLE FUND	SAROFIM EQUITY FUND DECEMBER 31, 2020

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND (Unaudited)

Name and Year of Birth	Position with Trust and Length of Time Served[1]	Principal Occupations in the Past Five Years
INDEPENDENT TRUSTEES (continued)[3]
Mitchell A. Johnson (Born: 1942)	Trustee (since 2005)	Retired. Private investor since 1994.
Betty L. Krikorian (Born: 1943)	Trustee (since 2005)	Vice President, Compliance, AARP Financial Inc., from 2008 to 2010. Self-Employed Legal and Financial Services Consultant since 2003. Counsel (in-house) for State Street Bank from 1995 to 2003.
Robert Mulhall (Born: 1958)	Trustee (since 2019)	Partner, Ernst & Young LLP, from 1998 to 2018.
Bruce R. Speca (Born: 1956)	Trustee (since 2011)	Global Head of Asset Allocation, Manulife Asset Management (subsidiary of Manulife Financial), 2010 to 2011. Executive Vice President – Investment Management Services, John Hancock Financial Services (subsidiary of Manulife Financial), 2003 to 2010.
George J. Sullivan, Jr. (Born: 1942)	Trustee (since 1999)	Retired since 2012. Self-Employed Consultant, Newfound Consultants Inc., 1997 to 2011.
OFFICERS
Michael Beattie (Born: 1965)	President (since 2011)	Director of Client Service, SEI Investments Company, since 2004.

1

Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.

2

Directorships of Companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies under the 1940 Act.

3	Trustees oversee 43 funds in The Advisors’ Inner Circle Fund.

THE ADVISORS’ INNER CIRCLE FUND	SAROFIM EQUITY FUND DECEMBER 31, 2020

Other Directorships

Held in the Past Five Years2

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Director of Federal Agricultural Mortgage Corporation (Farmer Mac) since 1997 and RQSI GAA Systematic Global Macro Fund, Ltd.

Former Directorships: Trustee of SEI Liquid Asset Trust to 2016.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds and The KP Funds. Director of RQSI GAA Systematic Global Macro Fund, Ltd.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds and Frost Family of Funds. Director of RQSI GAA Systematic Global Macro Fund, Ltd.

Former Directorships: Trustee of Villanova University Alumni Board of Directors to 2018.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds and Frost Family of Funds. Director of Stone Harbor Investments Funds (8 Portfolios), Stone Harbor Emerging Markets Income Fund (closed-end fund) and Stone Harbor Emerging Markets Total Income Fund (closed-end fund). Director of RQSI GAA Systematic Global Macro Fund, Ltd.

Current Directorships: Trustee/Director of The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds, SEI Structured Credit Fund, LP, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Director of RQSI GAA Systematic Global Macro Fund, Ltd.

Former Directorships: Trustee of SEI Liquid Asset Trust to 2016. Trustee/ Director of State Street Navigator Securities Lending Trust to 2017. Member of the independent review committee for SEI’s Canadian-registered mutual funds to 2017.

None.

THE ADVISORS’ INNER CIRCLE FUND	SAROFIM EQUITY FUND DECEMBER 31, 2020

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND (Unaudited)

Name and Year of Birth	Position with Trust and Length of Time Served	Principal Occupations in the Past Five Years

OFFICERS (continued)
James Bernstein (Born: 1962)	Vice President (since 2017) Secretary (since 2020)

Attorney, SEI Investments, since 2017.

Prior Positions: Self-employed consultant, 2017. Associate General Counsel & Vice President, Nationwide Funds Group and Nationwide Mutual Insurance Company, from 2002 to 2016. Assistant General Counsel & Vice President, Market Street Funds and Provident Mutual Insurance Company, from 1999 to 2002.

John Bourgeois (Born: 1973)	Assistant Treasurer (since 2017)	Fund Accounting Manager, SEI Investments, since 2000.
Stephen Connors (Born: 1984)	Treasurer, Controller and Chief Financial Officer (since 2015)	Director, SEI Investments, Fund Accounting, since 2014. Audit Manager, Deloitte & Touche LLP, from 2011 to 2014
Russell Emery (Born: 1962)	Chief Compliance Officer (since 2006)

Chief Compliance Officer of SEI Structured Credit Fund, LP since 2007. Chief Compliance Officer of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds, Frost Family of Funds, The Advisors’ Inner Circle Fund III, Gallery Trust, Schroder Series Trust, Schroder Global Series Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Daily Income Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Chief Compliance Officer of O’Connor EQUUS (closed-end investment company) to 2016. Chief Compliance Officer of SEI Liquid Asset Trust to 2016. Chief Compliance Officer of Winton Series Trust to 2017. Chief Compliance Officer of Winton Diversified Opportunities Fund (closed-end investment company) to 2018.

Eric C. Griffith (Born: 1969)	Vice President and Assistant Secretary (since 2019)	Counsel at SEI Investments since 2019. Vice President and Assistant General Counsel, JPMorgan Chase & Co., from 2012 to 2018.

THE ADVISORS’ INNER CIRCLE FUND	SAROFIM EQUITY FUND DECEMBER 31, 2020

Other Directorships

Held in the Past Five Years

None.

None.

None.

None.

None.

THE ADVISORS’ INNER CIRCLE FUND	SAROFIM EQUITY FUND DECEMBER 31, 2020

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND (Unaudited)

Name and Year of Birth	Position with Trust and Length of Time Served	Principal Occupation in the Past Five Years

OFFICERS (continued)
Matthew M. Maher (Born: 1975)	Vice President (since 2018) Secretary (since 2020)	Counsel at SEI Investments since 2018. Attorney, Blank Rome LLP, from 2015 to 2018. Assistant Counsel & Vice President, Bank of New York Mellon, from 2013 to 2014.
Robert Morrow (Born: 1968)	Vice President (since 2017)	Account Manager, SEI Investments, since 2007.
Alexander F. Smith (Born: 1977)	Vice President and Assistant Secretary (since 2020)	Counsel at SEI Investments since 2020. Associate Counsel & Manager, Vanguard, 2012 to 2020. Attorney, Stradley Ronon Stevens & Young, LLP, 2008 to 2012.
Bridget E. Sudall (Born: 1980)	Anti-Money Laundering Compliance Officer and Privacy Officer (since 2015)	Senior Associate and AML Officer, Morgan Stanley Alternative Investment Partners, from 2011 to 2015. Investor Services Team Lead, Morgan Stanley Alternative Investment Partners, from 2007 to 2011.

THE ADVISORS’ INNER CIRCLE FUND	SAROFIM EQUITY FUND DECEMBER 31, 2020

Other Directorships

Held in the Past Five Years

None.

None.

None.

None.

THE ADVISORS’ INNER CIRCLE FUND	SAROFIM EQUITY FUND DECEMBER 31, 2020

NOTICE TO SHAREHOLDERS (Unaudited)

For shareholders that do not have a December 31, 2020 tax year end, this notice is for informational purposes only. For shareholders with a December 31, 2020 tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal year ended December 31, 2020, the Fund is designating the following items with regard to distributions paid during the period.

Long-Term Capital Gain Distribution	Ordinary Income Distributions	Total Distributions	Dividends Qualifying for Corporate Dividend Receivable Deduction(1)	Qualifying Dividend Income(2)	U.S. Government Interest (3)
88.33%	11.67%	100.00%	100.00%	100.00%	0.00%

Interest Related Dividends(4)	Qualified Short-Term Capital Gain(5)	Qualifying Business Income(6)
0.00%	0.00%	0.00%

(1)

Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and is reflected as a percentage of ordinary Income distributions (the total of short-term capital gain and net investment income distributions).

(2)

The percentage in this column represents the amount of “Qualifying Dividend Income” as created by the Jobs and Growth Relief Reconciliation Act of 2003 and its reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions). It is the intention of each of the aforementioned funds to designate the maximum amount permitted by law.

(3)

“U.S. Government Interest” represents the amount of interest that was derived from U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of total ordinary income distributions (the total of short-term capital gain and net investment income distributions). Generally, interest from direct U.S. Government obligations is exempt from state income tax. However, for shareholders who are residents of California, Connecticut and New York, the statutory threshold requirements were not satisfied to permit exemption of these amounts from state income.

(4)

The percentage in this column represents the amount of “Interest Related Dividend” and is reflected as a percentage of ordinary income distribution. Interest related dividends is exempted from U.S. withholding tax when paid to foreign investors.

(5)

The percentage in this column represents the amount of “Short-Term Capital Gain Dividend” and is reflected as a percentage of short- term capital gain distribution that is exempted from U.S. withholding tax when paid to foreign investors.

(6)	The percentage in this column represents that amount of ordinary dividend income that qualified for 20% Business Income Deduction.

The information reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2020. Complete information will be computed and reported in conjunction with your 2020 Form 1099-DIV.

NOTES

NOTES

NOTES

Sarofim Equity Fund

P.O. Box 588

Portland, ME 04112

1-855-727-6346

Adviser:

Fayez Sarofim & Co.

Two Houston Center

909 Fannin Street, Suite 2907

Houston, TX 77010

Distributor:

SEI Investments Distribution Co.

One Freedom Valley Drive

Oaks, PA 19456

Administrator:

SEI Investments Global Funds Services

One Freedom Valley Drive

Oaks, PA 19456

Legal Counsel:

Morgan, Lewis & Bockius LLP

1111 Pennsylvania Ave., N.W.

Washington, DC 20004

This information must be preceded or accompanied by a current prospectus for the Fund described.

SAR-AR-001-0700

Item 2.	Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, controller or principal accounting officer, and any person who performs a similar function. There have been no amendments to or waivers granted to this code of ethics during the period covered by this report.

Item 3.	Audit Committee Financial Expert.

(a)(1) The Registrant’s board of trustees has determined that the Registrant has at least one audit committee financial expert serving on the audit committee.

(a)(2) The Registrant’s audit committee financial experts are George Sullivan and Robert Mulhall, and each whom is considered to be “independent”, as that term is defined in Form N-CSR Item 3(a)(2).

Item 4.	Principal Accountant Fees and Services.

Fees billed by PricewaterhouseCoopers LLP (“PwC”) relate to The Advisors’ Inner Circle Fund (the “Trust”).

PwC billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows:

		2020			2019
		All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval
(a)	Audit Fees (1)	$104,000	None	None	$104,400	None	None
(b)	Audit-Related Fees	None	None	None	None	None	None
(c)	Tax Fees (2)	$10,000	None	$136,600	None	None	$57,000
(d)	All Other Fees	None	None	$387,705	None	None	$199,760

Fees billed by Ernst & Young LLP (“E&Y”) related to the Trust

E&Y billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows:

	2020			2019
	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval
(a) Audit Fees (1)	$23,330	None	None	$22,870	None	None
(b) Audit-Related Fees	None	None	None	None	None	None
(c) Tax Fees	None	None	None	None	None	None
(d) All Other Fees	None	None	None	None	None	None

Notes:

(1)	Audit fees include amounts related to the audit of the Trust’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.

(2)	Tax compliance services provided to McKee International Equity Portfolio or affiliates of the Funds.

(e)(1) The Trust’s Audit Committee has adopted and the Board of Trustees has ratified an Audit and Non-Audit Services Pre-Approval Policy (the “Policy”), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor of the Funds may be pre-approved.

The Policy provides that all requests or applications for proposed services to be provided by the independent auditor must be submitted to the Registrant’s Chief Financial Officer (“CFO”) and must include a detailed description of the services proposed to be rendered. The CFO will determine whether such services:

1.	require specific pre-approval;

2.	are included within the list of services that have received the general pre-approval of the Audit Committee pursuant to the Policy; or

3.

have been previously pre-approved in connection with the independent auditor’s annual engagement letter for the applicable year or otherwise. In any instance where services require pre-approval, the Audit Committee will consider whether such services are consistent with SEC’s rules and whether the provision of such services would impair the auditor’s independence.

Requests or applications to provide services that require specific pre-approval by the Audit Committee will be submitted to the Audit Committee by the CFO. The Audit Committee will be informed by the CFO on a quarterly basis of all services rendered by the independent auditor. The Audit Committee has delegated specific pre-approval authority to either the Audit Committee Chair or financial expert, provided that the estimated fee for any such proposed pre-approved service does not exceed $100,000 and any pre-approval decisions are reported to the Audit Committee at its next regularly-scheduled meeting.

Services that have received the general pre-approval of the Audit Committee are identified and described in the Policy. In addition, the Policy sets forth a maximum fee per engagement with respect to each identified service that has received general pre-approval.

All services to be provided by the independent auditor shall be provided pursuant to a signed written engagement letter with the Registrant, the investment adviser, or applicable control affiliate (except that matters as to which an engagement letter would be impractical because of timing issues or because the matter is small may not be the subject of an engagement letter) that sets forth both the services to be provided by the independent auditor and the total fees to be paid to the independent auditor for those services.

In addition, the Audit Committee has determined to take additional measures on an annual basis to meet the Audit Committee’s responsibility to oversee the work of the independent auditor and to assure the auditor’s independence from the Registrant, such as (a) reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Registrant, and (b) discussing with the independent auditor the independent auditor’s methods and procedures for ensuring independence.

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, waiver of pre-approval requirement were as follows (PwC):

	2020	2019
Audit-Related Fees	None	None
Tax Fees	None	None
All Other Fees	None	None

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, waiver of pre-approval requirement were as follows (E&Y):

	2020	2019
Audit-Related Fees	None	None
Tax Fees	None	None
All Other Fees	None	None

(f) Not applicable.

(g) The aggregate non-audit fees and services billed by PwC for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal-years-ended December 31st were $524,305 and $256,760 for 2020 and 2019, respectively.

(g) The aggregate non-audit fees and services billed by E&Y for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal-years-ended December 31st were $0 and $0 for 2020 and 2019, respectively.

(h) During the past fiscal year, all non-audit services provided by the Registrant’s principal accountant to either the Registrant’s investment adviser or to any entity controlling, controlled by, or under common control with the Registrant’s investment adviser that provides ongoing services to the Registrant were pre-approved by the Audit Committee of Registrant’s Board of Trustees. Included in the Audit Committee’s pre-approval of these non-audit service were the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6.	Schedule of Investments.

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 9.	Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 11.	Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures, as defined in Rule 30a-3(c) under the Act (17 CFR § 270.30a-3(c)), as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR § 270.30a-3(b)) and Rule 13a-15(b) or Rule 15d-15(b) under the Exchange Act (17 CFR § 240.13a-15(b) or § 240.15d-15(b)).

(b) There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR § 270.3a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Items 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Items 13.	Exhibits.

(a)(1) A copy of the Registrant’s Code of Ethics, as required by Item 2 of this Form, accompanies this filing as an exhibit.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant, as required by Rule 30a-2(a) under the Act (17 CFR § 270.30a-2(a)), is filed herewith.

(b) Officer certifications, as required by Rule 30a-2(b) under the Act (17 CFR § 270.30a-2(b)), also accompany this filing as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Advisors’ Inner Circle Fund

By (Signature and Title)	/s/ Michael Beattie
Michael Beattie, President

Date: March 10, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Michael Beattie
Michael Beattie, President

Date: March 10, 2021

By (Signature and Title)	/s/ Stephen Connors
Stephen Connors,
Treasurer, Controller, and CFO

Date: March 10, 2021